                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                              TNR TECHNICAL, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                               TNR TECHNICAL, INC.
                             301 Central Park Drive
                             Sanford, Florida 32771
                                 (407) 321-3011

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD ON DECEMBER 10, 1999, AT 8:00 A.M.


To the Shareholders of TNR Technical, Inc.

         Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of TNR Technical, Inc., a New York corporation (the "Company" or "TNR"), will be held at the executive offices of TNR at 301 Central Park Drive, Sanford, Florida 32771 on December 10, 1999 at the hour of 8:00 A.M. local time for the following purposes:

         (1)  To elect six Directors of the Company for the coming year;

         (2) To consider and vote upon the ratification, adoption and approval of the Company's 1998 Incentive and Non-Statutory Stock Option Plan with 30,000 shares authorized under the Plan; and

         (3) To transact such other business as may properly come before the Meeting.

         Only shareholders of record at the close of business on October 29, 1999 are entitled to notice of and to vote at the Meeting or any adjournment thereof.


                                            By Order of the Board of Directors

                                            Jerrold Lazarus, Secretary

November 1, 1999

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                               TNR TECHNICAL, INC.
                             301 Central Park Drive
                             Sanford, Florida 32771
                                 (407) 321-3011

                                 PROXY STATEMENT

         This Proxy Statement and the accompanying proxy are furnished by the Board of Directors of TNR Technical, Inc. ("TNR" or "the Company") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") referred to in the foregoing notice. It is contemplated that this Proxy Statement (which includes the Company's annual report on Form 10-K for its fiscal year ended July 31, 1999, exclusive of exhibits), together with the accompanying form of proxy will be mailed together to shareholders on or about November 1, 1999.

         The record date for the determination of shareholders entitled to notice of and to vote at the Meeting is October 29, 1999. On that date there were issued and outstanding approximately 261,000 shares of Common Stock, par value $.02 per share. The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting is necessary to constitute a quorum. In deciding all questions, a shareholder shall be entitled to one vote, in person or by proxy, for each share held in his name on the record date. In proposal No. 1, directors will be elected by a plurality of the votes cast at the Meeting. Proposal No. 2 and any other proposals that may come before the meeting will be decided by a majority of the votes cast at the Meeting.

         All proxies received pursuant to this solicitation will be voted (unless revoked) at the Annual Meeting of December 10, 1999 or any adjournment thereof in the manner directed by a shareholder and, if no direction is made, will be voted for the election of each of the management nominees for director in Proposal No. 1 and in favor of Proposal No. 2. If any other matters are properly presented at the meeting for action, which is not presently anticipated, the proxy holders will vote the proxies (which confer authority to such holders to vote on such matters) in accordance with their best judgment. A proxy given by a shareholder may nevertheless be revoked at any time before it is voted by communicating such revocation in writing to the transfer agent, American Stock Transfer & Trust Company, at 40 Wall Street, New York, New York 10005 or by executing and delivering a later-dated proxy. Furthermore, any person who has executed a proxy but is present at the Meeting may vote in person instead of by proxy; thereby canceling any proxy previously given, whether or not written revocation of such proxy has been given.

         As of the date of this Proxy Statement, the Board of Directors knows of no matters other than the foregoing that will be presented at the Meeting. If any other business should properly come before the Meeting, the accompanying form of proxy will be voted in accordance with the judgment of the persons named therein, and discretionary authority to do so is included in the proxies. All expenses in connection with the solicitation of this proxy will be paid by the Company. In addition to solicitation by mail, officers, directors and regular employees of the Company who will receive no extra compensation for their services, may solicit proxies by telephone, telegraph or personal calls. Management does not intend to use specially engaged employees or paid solicitors for such solicitation. Management intends to solicit proxies which are held of record by brokers, dealers, banks, or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold the shares. All solicitation expenses will be borne by the Company.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

Management recommends that you vote in favor of the six nominees named to the Board of Directors. Directors will be elected by a plurality of the votes cast at the Meeting.

         Six directors are to be elected at the meeting for terms of one year each and until their successors shall be elected and qualified. It is intended that votes will be cast pursuant to such proxy for the election of the six persons whose names are first set forth below unless authority to vote for one or more of the nominees is withheld by the enclosed proxy, in which case it is intended that votes will be cast for those nominees, if any, with respect to whom authority has not been withheld. All six of the nominees namely, Jerrold Lazarus, Norman Thaw, Wayne Thaw, Kathie Thaw, Mitchell Thaw and Patrick Hoscoe are now members of the Board of Directors. In the event that any of the nominees should become unable or unwilling to serve as a director, a contingency which the management has no reason to expect, it is intended that the proxy be voted, unless authority is withheld, for the election of such person, if any, as shall be designated by the Board of Directors. The following table sets forth information concerning each proposed director of the Company.

                                  Term            First
                                  of              Became         Principal
Name                 Age          Office          Director       Occupation
----                 ---          ------          --------       ----------
Jerrold Lazarus      67            (1)             1987          Chairman of the Board and
                                                                 Chief Executive Officer of
                                                                 the Company

Norman L. Thaw       66            (1)             1979          President of Stride Rite
                                                                 Stables, Inc., Private Investor

Wayne Thaw           42            (1)             1983          President and Chief Operating
                                                                 Officer of the Company

Kathie Thaw          44            (1)             1996          Vice-President of the Company

Mitchell Thaw        43            (1)             1998          Director Institutional
                                                                 Options-Schroder& Co., Inc.

Patrick Hoscoe       36            (1)             1998          Vice-President and Operations
                                                                 Manager of  the Company's
                                                                 WestCoast Division

----------
(1) Directors are elected at the annual meeting of stockholders and hold office to the following annual meeting.

         Jerrold Lazarus is Chairman of the Board, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer of the Company. Wayne Thaw is President and Chief Operating Officer of the Company. Kathie Thaw and Patrick Hoscoe each serve as a Vice President of the Company. The terms of all officers expire at the annual meeting of directors following the annual stockholders meeting. Officers may be removed, either with or without cause, by the Board of Directors, and a successor elected by a majority vote of the Board of Directors, at any time.

         Jerrold Lazarus has been a full time employee and an executive officer of the Company since 1987.

         Norman L. Thaw is one of the founders of the Company and served as its Chairman and Chief Executive Officer between March 1987 and April 1988. For more than the past five years, Mr. Thaw's principal occupation is the President of Stride Rite Stables, Inc., a thoroughbred racing and breeding farm in South Florida.

         Wayne Thaw has been a full time employee of the Company since 1980 and has served as an Executive Officer of the Company since 1981.

         Kathie Thaw has been Vice-President and a director of the Company since December 1996. Kathie Thaw has been associated with the Company for the past five years as a consultant to the President.

         Mitchell Thaw has been director of the Company since December 1998. Since April 1999, Mr. Thaw has served as a Director of Institutional Options at Schroder & Co., Inc. From 1988 through April 1998, Mr. Thaw was an executive for UBS Securities. Between April 1998 and March 1999, Mr. Thaw was not associated with any firms and was temporarily retired.

         Patrick Hoscoe has been Vice President and a director of the Company since 1998. Mr. Hoscoe also serves as Operations Manager of the Company's West Coast operations. Mr. Hoscoe has 18 years experience in the battery industry and worked for House of Batteries for the past five years prior to joining the Company in 1997.

         During fiscal 1999, the Board of Directors held one meeting. It also took action by unanimous consent in lieu of a meeting on one occasion only. The Company's last annual meeting of shareholders was held on December 8, 1998. Of the shares of Common stock eligible to vote at such meeting, 204,692 shares were present in person or proxy. At such meeting, Jerrold Lazarus, Norman Thaw, Wayne Thaw Kathie Thaw, Mitchell Thaw and Patrick Hoscoe were elected directors. The inspectors of election reported that the holders of (i) 203,699 shares cast their votes in favor of Jerrold Lazarus and 993 shares were against; (ii)203,694 shares cast their votes in favor of Norman Thaw and 998 shares were against;
(iii) 203,684 shares cast their votes in favor of Wayne Thaw and 1,008 shares were against; (iv) 203,631 cast their votes in favor of Kathie Thaw and 1,061 were against; (v) 203,664 cast their votes in favor of Mitchell A. Thaw and 1,028 were against and (vi) 203,679 cast their votes in favor of Patrick Hoscoe and 1,013 shares were against.

Family Relationships

         Norman L Thaw is the father of Wayne Thaw and Mitchell Thaw. Wayne Thaw and Kathie Thaw are married.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file. During fiscal 1999, no officers, directors or 10% or greater stockholders filed any forms late.

Executive Compensation

         Incorporated by reference is the contents of Item 11 of TNR's Form 10-K for its fiscal year ended July 31, 1999, a copy of which is annexed to this Proxy Statement as Exhibit A.

Security Ownership of Management and Others

         Incorporated by reference is the contents of Item 12 of TNR's Form 10-K for its fiscal year ended July 31, 1999, a copy of which is annexed to this Proxy Statement as Exhibit A.

Certain Transactions

         Incorporated by reference is the contents of Item 13 of TNR's Form 10-K for its fiscal year ended July 31, 1999, a copy of which is annexed to this Proxy Statement as Exhibit A.

                                 PROPOSAL NO. 2
                      PROPOSAL TO RATIFY, ADOPT AND APPROVE
              THE 1998 INCENTIVE AND NON-STATUTORY STOCK OPTION PAN

Management recommends that you vote in favor of the ratification, adoption and approval of the 1998 Incentive and Non-Statutory Stock Option Plan.

                This Proposition will be decided by a majority of the votes cast at the meeting of Stockholders by the holders of shares entitled to vote thereon.

         The information which follows contains a description of the 1998 Plan as approved by the Board of Directors.

General

         The 1998 Incentive and Non-Statutory Stock Option Plan, (the "1998 Plan"), was approved by the Board of Directors effective on December 15, 1998 subject to stockholder approval within twelve months. The 1998 Plan currently covers 30,000 shares of Common Stock, subject to adjustment of shares under the anti-dilution provisions of the 1998 Plan. The 1998 Plan authorizes the issuance of the options covered thereby as either "Incentive Stock Options" within the meaning of the Internal Revenue Code of 1986, as amended, or as "Non-Statutory Stock Options." Persons eligible to receive options under the 1998 Plan include employees, directors, officers, consultants or advisors, provided that bona fide services shall be rendered by consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital raising transaction; however, only employees are eligible to receive an Incentive Option. The 1998 Plan also provides that no options may be granted after December 15, 2008. The 1998 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 as amended ("ERISA").

Eligibility and Participation

         Incentive Stock Options Under this Plan may be granted under this Plan only to officers (who are employees) and to other key employees of (a) the Company and (b) "subsidiaries" of the Company. A director of the Company or any subsidiaries may receive an Incentive Stock Option under this Plan if such person is otherwise an employee of the Company and/or any subsidiaries. An employee, director or officer of the Company (or any subsidiaries), may receive a Non-Statutory Stock Option. In addition, consultants and advisors who the Board determines are providing bona fide services to the Company or any subsidiaries, whether or not otherwise compensated, may receive a Non-Statutory Stock Option so long as the Plan would continue to qualify as an Employee Benefit Plan under the Securities Act of 1934, as amended. In determining the persons to whom Options shall be granted and the number of shares to be covered by each Option, the Board may take into account the nature of the services rendered by, and the responsibilities borne by, such respective persons, their present and potential contributions to the Company's success and such other factors as the Board in its discretion shall deem relevant. Under the 1998 Plan, the aggregate fair market value (determined at the time the option is granted) of the Optioned Stock for which Incentive Stock Options are exercisable for the first time by any employee during any calendar year (under all such Plans of the individual's Employer Corporation and its parent and subsidiary corporation) shall not exceed $100,000. More than one option may be granted to any optionee. Subject to the number of shares covered by the Plan, no further restrictions are placed on the Board of Directors in determining eligibility or participation for granting options or the amount of options which may be granted to, any director or executive officer, any other officer, and any employee. The Company employed 27 persons as of July 31, 1999, each of whom are eligible to participate in the 1998 Plan at the discretion of the Board of Directors. As of October 15, 1999, no options have been granted under the 1998 Plan and none are presently contemplated by the Board of Directors.

Administration

         The 1998 Plan is administered by the Company's Board of Directors, but may be administered by a stock option committee consisting of three members of the Board, which would have the authority to determine the persons to whom options shall be granted, whether any particular option shall be an Incentive Option or a Non-Statutory Option, the number of shares to be covered by each option, the time or times at which options will be granted or may be exercised and the other terms and provisions of the Options. The Board's (or Committee's) determination on all matters shall be conclusive and binding on the Company and on all Optionees and their legal representatives.

Term of Plan

         The Board of Directors may terminate the 1998 Plan at any time. Termination of the Plan will not affect rights and obligations theretofore granted and then in effect. No options may be granted later than December 15, 2008.

Option Price and Duration of Option

         The 1998 Plan also provides that: (i) the exercise price of options granted thereunder is not less than 100% (or in the case of an Incentive Option, 110% if the optionee owns 10% or more of the outstanding voting securities of the Company) of the fair market value of such shares on the date of grant, as determined by the Board or Committee, and (ii) no option by its terms may be exercised more than ten years (five years in the case of an Incentive Option, where the optionee owns 10% or more of the outstanding voting securities of the Company) after the date of grant. Any options which are canceled or not exercised within the option period become available for future grants.

Exercise of Options

         An Option granted under the Plan shall be exercisable at such time or times, whether or not in installments, as the Board shall prescribe at the time the Option is granted. An Option which has become exercisable may be exercised in accordance with its terms as to any or all full shares purchasable under the provisions of the Option, but not at any time as to less than 100 shares unless the remaining shares which have become so purchasable are less than 100 shares. Except as stated below, an Incentive Stock Option may not be exercised at any time unless the holder thereof is then an employee of the Company or any subsidiaries and shall have been continuously employed by the Company or any subsidiaries since the date of grant. In the case of Optionee's death, the lawful heirs or beneficiaries of a deceased Optionee may exercise Incentive Stock Options for a maximum period of six months after the Optionee's death, so long as the Option has otherwise not expired.

         In the event of termination of employment of a person to whom an Incentive Stock Option has been granted under the Plan by reason of the disability of such person, the optionee may exercise his Incentive Stock Option at any time within one year after such termination of employment but in no event after the day in which the Incentive Stock Option would otherwise terminate, to the extent of the number of shares covered by his Incentive Stock Option which were purchasable by him at the date of the termination of employment.

         In the case of Non-Statutory Stock Options, the disability or death of optionee shall not terminate the options granted to an officer, director or employee so long as such officer, director or employee was continuously performing services for the Company up to the date of his disability or death, as the case may be. In the case of non-statutory options, the Board shall determine other applicable termination provisions of these options, if any.

Payment of Exercise Price

         The purchase price of the shares shall be paid by cash in full, together with any applicable income tax and other withholding amounts upon exercise of the option.

Transferability

         All Stock Options are non-transferable except by will or the laws of descent and distribution and an option granted to an individual may be exercised during the lifetime of the holder thereof, only by the holder.

Adjustment upon Changes in Capitalization.

         Subject to compliance with the requirements for qualification of the Plan and of the Options issued or to be issued thereunder as "Incentive Stock Options" under applicable provisions of federal laws and regulations, the aggregate number and class of shares as to which Options may be granted under the Plan, the number and class of shares covered by each outstanding Option and the price per share thereof (but not the total price), and each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividends, or any other increase or decrease in the number of issued shares of Common Stock of the Company without receipt of consideration by the Company.

         Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall be adjusted so as to pertain and apply to the securities to which the holder of the number of shares of Common Stock of the Company subject to the Option would have been entitled.

         Upon (i) the dissolution or liquidation of the Company, (ii) a merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or (iii) a sale or other disposition of all or substantially all of the assets of the Company, any Option granted hereunder at the discretion of the Board of Directors by Resolution shall terminate, but the Option holder shall have the right, prior to any such event, to exercise his Option in whole or in part, but in no event after the day in which the Option would otherwise terminate. Notwithstanding anything contained herein to the contrary, if the Company is merged into a corporation which will be substantially (i.e. 70% or more) owned after the merger by the same shareholders of the Company, then any Option granted hereunder shall be adjusted so as to pertain and apply to the securities to which the holder of the number of shares of Common Stock of the Company subject to the Option would have been entitled.

Tax Consequences

         Incentive stock options granted under the 1998 Plan are designed to qualify for the special tax treatment for incentive stock options provided for in the Internal Revenue Code (the "Code"). Under the provisions of the Code, an optionee who at all times from the date of grant until three months before the date of exercise is an employee of the Company, and who holds the shares of Common Stock obtained upon exercise of his incentive stock option for two years after the date of grant and one year after exercise, will recognize no taxable income on either the grant or exercise of such option and will recognize capital gain or loss on the sale of the shares. If such shares are held by the optionee for the required holding period, the Company will not be entitled to any tax deduction with respect to the grant or exercise of the option. If such shares are sold by the optionee prior to the expiration of the holding periods described above, the optionee will recognize ordinary income upon such disposition. Upon the exercise of an incentive stock option, the optionee will incur an item of tax preference equal to the excess of the fair market value of the shares at the time of exercise over the exercise price, which may subject the optionee to the alternative minimum tax.

         The grant of a non-qualified option pursuant to the 1998 Plan will generally speaking result in neither taxable income to the optionee nor a tax deduction to the Company; however, when an optionee exercises such an option, he or she will realize, for Federal income tax purposes, ordinary income in the amount of the difference between the option price and the then market value of the share, and the Company will be entitled to a corresponding deduction. Any such ordinary income may be subject to Federal income tax withholding at the time of such exercise and will increase the optionee's tax basis for the purpose of computing gain or loss on the later sale or exchange of the shares. Officers and directors, if any, who are subject to Section 16(b) of the Securities Exchange Act of 1934 may be subject to different tax consequences upon exercise of their options, unless they file an election under Section 83(b) of the Internal Revenue Code within 30 days of such exercise.

         Because of frequent changes in the tax law, the Company recommends that optionees ascertain the status of the federal, state and local law (and proposed legislation) as it applies to their individual situation prior to the exercise of options and also prior to the time of any disposition of Common Stock acquired upon exercise of the options.

         State and foreign tax consequences vary from jurisdiction to jurisdiction, and each optionee should consult with his or her own tax adviser as to the effect of these taxes as well as the effect of the Federal income tax, in his or her particular case.

                         FINANCIAL AND OTHER INFORMATION

         Accompanying this Proxy Statement as Exhibit A is the Company's 1999 Annual Report on Form 10-K for its fiscal year ended July 31, 1999 (excluding exhibits). The Company incorporates by reference the information contained in the Company's 1999 Annual Report.

                                    AUDITORS

         The principal accountant who has been selected by the Company for the current fiscal year is Parks, Tschopp & Whitcomb, P.A. who served as the Company's independent public accountant for the fiscal year ended July 31, 1999. It is expected that a representative of Parks, Tschopp & Whitcomb, P.A. will be present at the Annual Meeting of Shareholders, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other business which will be presented for consideration at the Annual Meeting.

                     AVAILABILITY OF SECURITIES AND EXCHANGE
                             COMMISSION'S FORM 10-K

         THE COMPANY'S ANNUAL REPORT FOR ITS FISCAL YEAR ENDED JULY 31, 1999 ON FORM 10-K INCLUDES THE FINANCIAL STATEMENTS, SCHEDULES AND EXHIBITS THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION; SUCH REPORT IS ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT A (EXCLUSIVE OF EXHIBITS). ADDITIONAL COPIES OF SUCH REPORT ARE AVAILABLE WITHOUT CHARGE TO THE STOCKHOLDERS UPON WRITTEN REQUEST. SUCH MATERIAL CAN BE OBTAINED BY WRITING TNR ATTENTION SHAREHOLDER RELATIONS, 301 CENTRAL PARK DRIVE, SANFORD, FLORIDA 32771.

Stockholders Proposals for the Next Annual Meeting

         Proposals of security holders intended to be presented at the next Annual Meeting must be received by the Company for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting as soon as possible no later than July 31, 2000.

                                     TNR TECHNICAL, INC.

                                     Jerrold Lazarus, Secretary

                                                                        PROXY


                      TNR TECHNICAL, INC. - ANNUAL MEETING
                  To be held on December 10, 1999 at 8:00 A.M.
           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned shareholder of TNR Technical, Inc., a New York corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated October 29, 1999 and hereby constitutes and appoints Wayne Thaw and Jerrold Lazarus or either of them acting singly in the absence of the other, with a power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of Common Stock of the Company held by the undersigned at the Annual Meeting of Shareholders of the Company to be held at the executive offices of the Company at 301 Central Park Drive, Sanford, Florida 32771, on December 10, 1999 at 8:00 A.M. local time and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

1.  The election of the six directors nominated by the Board of Directors.

    FOR all nominees listed below (except        WITHHOLD AUTHORITY to vote
    as indicated below), please check here / /   for all nominees listed below,
                                                 please check here  / /

   Jerrold Lazarus      Norman L. Thaw      Wayne Thaw        Kathie Thaw
                     Mitchell Thaw      Patrick Hoscoe

To withhold authority to vote for any individual nominee or nominees write such nominee's or nominees' name(s) in the space provided below.)

2. To ratify, adopt and approve the Company's 1998 Incentive and Non-Statutory Stock Option Plan covering 30,000 shares. [Please check one box.]

              FOR  / /            AGAINST  / /         ABSTAIN  / /

               --------------------------------------------------

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors favors a "FOR" designation for proposals Nos. 1 and 2. This proxy when properly executed will be voted as directed. If no direction is indicated, the proxy will be voted for the election of the six named individuals as directors and in favor of Proposal No. 2.

Dated __________________________________1999

_________________________________________(L.S.)

_________________________________________(L.S.)

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.

PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE.